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                                                                   Exhibit 10.13

                                FIRST AMENDMENT
                                       TO
                    MEMBERSHIP INTERESTS PURCHASE AGREEMENT



         FIRST AMENDMENT TO MEMBERSHIP INTERESTS PURCHASE AGREEMENT, dated as of May 29, 1998 (the "First Amendment"), by and among SpectraSite
Communications, Inc., a Delaware corporation (the "Company"), Jeffrey K. Hawkins ("Hawkins"), Edwin L. Keuck ("Keuck"), and H&K Investments, LLC, a Missouri limited liability company ("H&K").

         WHEREAS, the Company, Hawkins, Keuck, and H&K are parties to a Membership Interests Purchase Agreement, dated December 31, 1997 (the "Purchase Agreement");and

         WHEREAS, pursuant to Section 12.14 of the Purchase Agreement, the Company, Hawkins, Keuck, and H&K desire to amend and modify the provisions of the Purchase Agreement in the manner and to the extent set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Company, Hawkins, Keuck, and H&K hereby agree as follows:

         1. Amendment of Section 9.1. The reference in the first sentence of Section 9.1 of the Purchase Agreement to May 1, 1998 is hereby changed to June 10, 1998. The reference in the first sentence of Section 9.1 of the Purchase Agreement to June 1, 1998 is hereby changed to June 30, 1998.

         2. Amendment to Section 11.1(e). The reference in the first sentence of Section 11.1(e) of the Purchase Agreement to June 1, 1998 is hereby changed to June 30, 1998.

         3. Effect of First Amendment. The provisions of the Purchase Agreement are hereby amended and modified by the provisions of this First Amendment. If any of the provisions of the Purchase Agreement are materially different from or inconsistent with the provisions of this First Amendment, the provisions of this First Amendment shall control, and the provisions of the Purchase Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

         4. Single Agreement. This First Amendment and the Purchase Agreement, as amended and modified by the provisions of this First Amendment, shall constitute and shall be construed as a single agreement. The provisions of the Purchase Agreement, as amended and modified by the provisions of this First Amendment, are incorporated herein by this reference and are ratified and affirmed.





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         IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the Company, Hawkins, Keuck, and H&K as of the date first written above.

                                           SPECTRASITE COMMUNICATIONS, INC.



                                           By /s/ David P. Tomick

                                              ----------------------------------
                                              David P. Tomick
                                              Chief Financial Officer


                                           /s/ Jeffrey K. Hawkins

                                           -------------------------------------
                                           Jeffrey K. Hawkins



                                           /s/ Edwin L. Keuck

                                           -------------------------------------
                                           Edwin L. Keuck


                                           H&K INVESTMENTS, LLC



                                           By /s/ Jeffrey K. Hawkins

                                              ----------------------------------
                                              Jeffrey K. Hawkins
                                              President





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